SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             Form 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                          April 16, 1997


                     Cadiz Land Company, Inc.
        (Exact name of issuer as specified in its charter)


                             Delaware
          (State or other jurisdiction of incorporation)


          0-12114                                   77-0313235
   (Commission File Number)              (IRS Employer Identification No.)


   10535 Foothill Boulevard, Suite 150, Rancho Cucamonga CA     91730
         (Address of principal executive offices)            (Zip Code)


 Registrant's telephone number, including area code: (909) 980-2738

Item 5.    Other Events

      Pursuant to the requirements of Rule 135c(d) promulgated under the Securities Act of 1933, as amended, attached hereto as Exhibit
99.1 is a copy of a press release dated April 16, 1997 as delivered by the Registrant to its shareholders.


Item 7.    Financial Statements and Exhibits

      (a)  Not applicable

      (b)  Not applicable

      (c) The following exhibit is provided in accordance with the provisions of Item 601 of Regulation S-K:

           99.1  Press Release dated April 16, 1997


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CADIZ LAND COMPANY, INC.
                                         (Registrant)



                               By: /s/ Susan K. Chapman
                                  ---------------------
                                  Susan K. Chapman
                                  Chief Financial Officer

Dated:  April 16, l997